Right-of-Use Assets and Leases - Schedule of Amounts Recognized in Consolidated Balance Sheets as Lease Liability (Details) ¥ in Thousands, $ in Thousands	Jun. 30, 2023 CNY (¥)	Jun. 30, 2023 USD ($)	Dec. 31, 2022 CNY (¥)
Presentation of leases for lessee [abstract]
Non-current	¥ 2,331	$ 323	¥ 1,704
Current	1,963	$ 272	1,294
Total lease liabilities	¥ 4,294		¥ 2,998